SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 3, 2007
Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573-9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

          On December 3, 2007, The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the “Company”), completed the acquisition of Pathmark Stores, Inc., a Delaware corporation (“Pathmark”) pursuant to that certain Agreement and Plan of Merger dated as of March 4, 2007 (the “Merger Agreement”). The acquisition was effected by the merger (the “Merger”) of Sand Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company, with and into Pathmark, with Pathmark continuing as the surviving corporation and a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Pathmark common stock was converted into the right to receive $9.00 in cash and 0.12963 shares of Company common stock. The Merger Agreement was previously filed as Exhibit 2.1 to the Form 8-K filed by the Company on March 5, 2007.

          To finance the Merger, the Company used the proceeds from the sale of its holdings of Metro inc. shares and borrowings made under a new ABL Credit Agreement and its Bridge Loan Facility entered into pursuant to that certain Commitment Letter, dated March 4, 2007, as supplemented by Commitment Waivers dated November 5, 2007. As previously disclosed, the Company expects to refinance any amounts borrowed under the Bridge Loan Facility to close the Merger through the proceeds of an offering of senior secured notes, a convertible debt offering, or a combination thereof.

          In connection with the Merger, a notice of redemption was given to holders of Pathmark’s 8 ¾% Senior Subordinated Notes due 2012 (the “Pathmark Notes”), whereby Pathmark will redeem on February 1, 2008 all of the Pathmark Notes that were outstanding on December 3, 2007, and Pathmark’s obligations under the Indenture governing the Pathmark Notes has been discharged.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective upon the completion of the Merger on December 3, 2007, Gregory Mays was appointed to the Board of Directors (the “Board”) of the Company. He will serve in his capacity as a director until the next annual meeting of the Company’s shareholders and will be nominated for election to the Board at that shareholder meeting.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On December 3, 2007, in accordance with the Stockholder Agreement dated March 4, 2007, between the Company and Tengelmann Warenhandelsgesellschaft KG, the Company’s Bylaws were amended and restated. The amended and restated By-Laws are filed herewith as Exhibit 3.2.

Item 8.01. Other Events.

          On December 3, 2007, The Company issued a press release entitled “A&P, Pathmark Complete Merger Transaction”, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among The Great Atlantic & Pacific
Tea Company, Inc., Sand Merger Corp. and Pathmark Stores, Inc., dated as of March 4, 2007 (incorporated herein by reference to Exhibit 2.1 to Form 8-
K filed on March 5, 2007).

3.2	By-Laws of The Great Atlantic & Pacific Tea Company, Inc., as amended and restated through December 3, 2007.

4.3	Stockholder Agreement, dated as of March 4, 2007, by and among The Great
Atlantic & Pacific Tea Company, Inc. and Tengelmann
Warenhandelsgesellschaft KG (incorporated herein by reference to Exhibit
4.3 to Form 8-K filed on March 5, 2007).

10.1	Commitment Letter from Banc of America Securities LLC, Bank of
America, N.A., Banc of America Bridge LLC, Lehman Brothers Commercial
Bank, Lehman Brothers Inc. and Lehman Commercial Paper Inc. to The
Great Atlantic & Pacific Tea Company, Inc., dated as of March 4, 2007
(incorporated herein by reference to Exhibit 10.1 to Form 8-K filed on
March 6, 2007).

10.2	Agreement Regarding Bridge Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc., Bank of America,
N.A., Banc of America Bridge LLC, Banc of America Securities LLC,
Lehman Brothers Commercial Bank, Lehman Brothers Inc., and Lehman
Commercial Paper Inc.(incorporated herein by reference to Exhibit 10.2 to
Form 8-K filed on November 5, 2007).

10.3	Agreement Regarding ABL Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc. and Bank of
America, N.A., Banc of America Bridge LLC, Banc of America Securities
LLC, Lehman Brothers Commercial Bank, Lehman Brothers Inc., and
Lehman Commercial Paper Inc. (incorporated herein by reference to Exhibit
10.3 to Form 8-K filed on November 5, 2007).

99.1	Press Release dated December 3, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 3, 2007

THE GREAT ATLANTIC & PACIFIC TEA
COMPANY, INC.

By:	/s/ Allan Richards
Name: Allan Richards
Title: Senior Vice President, Human
Resources, Labor Relations, Legal
Services & Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among The Great Atlantic & Pacific
Tea Company, Inc., Sand Merger Corp. and Pathmark Stores, Inc., dated as of March 4, 2007 (incorporated herein by reference to Exhibit 2.1 to Form 8-
K filed on March 5, 2007).

3.2	By-Laws of The Great Atlantic & Pacific Tea Company, Inc., as amended and restated through December 3, 2007.

4.3	Stockholder Agreement, dated as of March 4, 2007, by and among The Great
Atlantic & Pacific Tea Company, Inc. and Tengelmann
Warenhandelsgesellschaft KG (incorporated herein by reference to Exhibit
4.3 to Form 8-K filed on March 5, 2007).

10.1	Commitment Letter from Banc of America Securities LLC, Bank of
America, N.A., Banc of America Bridge LLC, Lehman Brothers Commercial
Bank, Lehman Brothers Inc. and Lehman Commercial Paper Inc. to The
Great Atlantic & Pacific Tea Company, Inc., dated as of March 4, 2007
(incorporated herein by reference to Exhibit 10.1 to Form 8-K filed on
March 6, 2007).

10.2	Agreement Regarding Bridge Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc., Bank of America,
N.A., Banc of America Bridge LLC, Banc of America Securities LLC,
Lehman Brothers Commercial Bank, Lehman Brothers Inc., and Lehman
Commercial Paper Inc.(incorporated herein by reference to Exhibit 10.2 to
Form 8-K filed on November 5, 2007).

10.3	Agreement Regarding ABL Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc. and Bank of
America, N.A., Banc of America Bridge LLC, Banc of America Securities
LLC, Lehman Brothers Commercial Bank, Lehman Brothers Inc., and
Lehman Commercial Paper Inc. (incorporated herein by reference to Exhibit
10.3 to Form 8-K filed on November 5, 2007).

99.1	Press Release dated December 3, 2007.